Exhibit 3.17
CORPORATE ACCESS NUMBER: 2012531964
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
INCORPORATION
1253196 ALBERTA LTD.
WAS INCORPORATED IN ALBERTA ON 2006/06/30.

Incorporate Alberta Corporation — Registration Statement
Alberta Registration Date: 2006/06/30
Corporate Access Number: 2012531964

Service Request Number:	8855936
Alberta Corporation Type:	Numbered Alberta Corporation
Legal Entity Name:	1253196 ALBERTA LTD.
French Equivalent Name:
Nuans Number:
Nuans Date:
French Nuans Number:
French Nuans Date:

REGISTERED ADDRESS
Street:	1000, 400 THIRD AVENUE SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4H2

RECORDS ADDRESS Street:	1000, 400 THIRD AVENUE SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4H2

ADDRESS FOR SERVICE BY MAIL
Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:	SCHEDULE “A” ATTACHED

Share Transfers Restrictions:	NO SECURITIES OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE APPROVAL OF THE BOARD OF DIRECTORS.
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	11
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SCHEDULE “B” ATTACHED

Professional Endorsement Provided:
Future Dating Required:
Registration Date:	2006/06/30

Director

Last Name:	ROBERTS
First Name:	BRIAN
Middle Name:	E.
Street/Box Number:	1000, 400 THIRD AVENUE SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4H2
Country:
Resident Canadian:	Y
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2006/06/30
Other Rules or Provisions	ELECTRONIC	2006/06/30

Registration Authorized By:	BRIAN E. ROBERTS AGENT OF CORPORATION

Exhibit 3.17
CORPORATE ACCESS NUMBER: 2012531964
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF

AMENDMENT
1253196 ALBERTA LTD.
CHANGED ITS NAME TO PRECISION DRILLING LIMITED ON 2008/09/17.
This is to certify that this is an original Certificate produced by [ILLEGIBLE], of Namequest Corporate Services Inc. who is an accredited user of the Corporate Registry system.

Name Change Alberta Corporation — Registration Statement
Alberta Amendment Date: 2008/09/17

Service Request Number:	12094125
Corporate Access Number:	2012531964
Legal Entity Name:	1253196 ALBERTA LTD.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	PRECISION DRILLING LIMITED
New French Equivalent Name:
Nuans Number:	94144333
Nuans Date:	2008/09/16
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:

Annual Return

File Year	Date Filed
2008	2008/05/27
2007	2007/07/11
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2006/06/30
Other Rules or Provisions	ELECTRONIC	2006/06/30

Registration Authorized By:	DARREN J. RUHR SECRETARY

Articles of Amendment

Business Corporations Act
Section 29 or 177

1. Name of Corporation	2. Corporate Access Number

125319.6 Alberta Ltd.	2012531964
3.	Item number 1 of the Articles of the above named corporation are amended in accordance with Section 173(1)(A) of the Business Corporations Act.
With respect to Article 1 of the Articles of Incorporation dated 2006/06/30 and filed with the Registrar of Companies on the 30th day of June 2006, the name of the Corporation shall be changed from 1253196 Alberta Ltd. to:
“PRECISION DRILLING LIMITED”

/s/ Darren J. Ruhr	Darren J. Ruhr	2008/09/16

Authorized Signature (applicable for societies only)	Name of Person Authorizing (please print)	Date

DL#97628-259	Corporate Secretary

Identification	Title (please print)
(not applicable for societies)
This Information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this Information can be directed to the Freedom of Information and Protection of Privacy Coordinator for the Alberta Government, Box 3140, Edmonton, Alberta T5J 2G7, (760) 427-7013.
REG3054 (2003/05)

CORPORATE ACCESS NUMBER: 2012531964
BUSINESS CORPORATIONS ACT
CERTIFICATE

OF
AMENDMENT
PRECISION DRILLING LIMITED
CHANGED ITS NAME TO PRECISION DIVERSIFIED OILFIELD SERVICES CORP. ON 2009/04/06.
This is to certify that this is an original Certificate produced by [ILLEGIBLE], of Namequest Corporate Services Inc. who is an accredited user of the Corporate Registry system.

Name Change Alberta Corporation — Registration Statement
Alberta Amendment Date: 2009/04/06

Service Request Number:	12963663
Corporate Access Number:	2012531964
Legal Entity Name:	PRECISION DRILLING LIMITED
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	PRECISION DIVERSIFIED OILFIELD SERVICES CORP.
New French Equivalent Name:
Nuans Number:	95667111
Nuans Date:	2009/03/09
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:
Annual Return

File Year	Date Filed
2008	2008/05/27
2007	2007/07/11
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2006/06/30
Other Rules or Provisions	ELECTRONIC	2006/06/30

Registration Authorized By:	JOANNE L. ALEXANDER SECRETARY

Articles of Amendment

Business Corporations Act
Section 29 or 177

1. Name of Corporation	2. Corporate Access Number

Precision Drilling Limited	2012531964
3.	Item number 1 of the Articles of the above named corporation are amended in accordance with Section 173(1)(A) of the Business Corporations Act.
With respect to Article 1 of the Articles of Incorporation dated 2006/06/30 and filed with the Registrar of Companies on the 30th day of June 2006, the name of the Corporation shall be changed from Precision Drilling Limited to
“PRECISION DIVERSIFIED OILFIELD SERVICES CORP.”

/s/ Joanne L. Alexander	Joanne L. Alexander	2009/04/06

Authorized Signature	Name of Person Authorizing (please print)	Date
(applicable for societies only)

DL#138235-445	Corporate Secretary

Identification	Title (please print)
(not applicable for societies)
This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this Information can be directed to the Freedom of Information and Protection of Privacy Coordinator for the Alberta Government, Box 3140, Edmonton, Alberta T5J 2G7, (780) 427-7013.
REG3054 (2003/05)